Imperial Fund Mortgage Trust 2022-NQM5 ABS-15G

Exhibit 99.13

A&D Mortgage LLC

Cleared Loans

7/20/2022

Loan ID	Exception Level Grade	Exception Type	Exception Subcategory	Exception	Compensating Factors
xxx60329	B	Credit	Audited FICO is less than Guideline FICO	Audited FICO of 626 is less than Guideline FICO of 680. Formal exception was provided in file.	Credit score >40% than the minimum required. The revolving debt is under 30%, 5+ years credit history; no mortgage late payments in the last 24 months, DSCR=> 1.3
xxx65260	B	Credit	Credit Profile - Insufficient Tradelines	The documented tradelines do not meet the minimum tradelines required per guidelines. Formal Exception in File.	5 years on current job, No credit events past 48 months, LTV 10% below maximum, Reserves > 6 months
xxx65732	B	Credit	Asset 1 Does Not Meet Guideline Requirements	Formal Exception In File.	Borrower contribution exceeds requirement >=5%, No mortgage late payments in last 24 months, No credit events past 48 months
xxx65600	B	Credit	Borrower 1 Total Years Employment Verified is Less Than 24 Months	Borrower 1 total years employment verified is less than 24 months. Formal exception was provided in file.	Revolving debt is under 30%, Residual income is greater than $3000, no credit events within the past 48 months, no mortgage late payments within the last 24 months, and no consumer late payments within the last 48 months.